EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

Goldman Sachs                      GSAA 05 09
==============================================================================

---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 1551
Schedule Balance:$474,531,898.03
AverageSched Bal:$305,952.22
GrossWAC: 5.858
NetWAC: 5.538
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 5.48
Periodic CAP: 3.00
MAXRATE: 11.67
MINRATE: 2.46
MTR: 41.33
MARGIN: 2.40
OLTV: 77.62
COLTV: 94.87
FICO: 719.315
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
3.501 - 4.000                                              0.20
4.001 - 4.500                                              0.05
4.501 - 5.000                                              3.97
5.001 - 5.500                                             21.21
5.501 - 6.000                                             45.15
6.001 - 6.500                                             22.42
6.501 - 7.000                                              5.78
7.001 - 7.500                                              0.95
7.501 - 8.000                                              0.28
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
50,000.01 - 100,000.00                                     0.97
100,000.01 - 150,000.00                                    6.14
150,000.01 - 200,000.00                                    9.46
200,000.01 - 250,000.00                                    8.57
250,000.01 - 275,000.00                                    5.91
275,000.01 - 350,000.00                                   16.36
350,000.01 - 400,000.00                                    9.85
400,000.01 - 450,000.00                                    9.04
450,000.01 - 500,000.00                                    7.62
500,000.01 - 550,000.00                                    4.52
550,000.01 - 600,000.00                                    4.87
600,000.01 - 750,000.00                                    8.72
750,000.01 - 850,000.00                                    1.36
850,000.01 - 950,000.00                                    1.51
950,000.01 - 1,000,000.00                                  1.66
1,000,000.01 - 1,250,000.00                                0.73
1,250,000.01 - 1,500,000.00                                2.08
1,500,000.01 >=                                            0.63
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
360                                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
353.000                                                    0.27
354.000                                                    2.03
355.000                                                    2.06
356.000                                                    1.94
357.000                                                    3.00
358.000                                                   14.92
359.000                                                   52.53
360.000                                                   23.25
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            93.92
300.000 - 359.999                                          4.64
360.000 >=                                                 1.44
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         23.25
1                                                         52.53
2                                                         14.92
3                                                          3.00
4                                                          1.94
5                                                          2.06
6                                                          2.03
7                                                          0.27
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        57.74
FL                                                         5.45
CO                                                         3.64
AZ                                                         3.27
WA                                                         2.84
IL                                                         2.12
NV                                                         2.70
OH                                                         1.40
UT                                                         1.41
GA                                                         1.70
Other                                                     17.72
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             1.34
50.001 - 60.000                                            1.73
60.001 - 70.000                                            7.48
70.001 - 75.000                                            7.87
75.001 - 80.000                                           81.44
80.001 - 85.000                                            0.09
85.001 - 90.000                                            0.04
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             0.15
50.001 - 60.000                                            0.23
60.001 - 70.000                                            1.35
70.001 - 75.000                                            1.09
75.001 - 80.000                                            4.28
80.001 - 85.000                                            2.99
85.001 - 90.000                                           17.63
90.001 - 95.000                                           17.69
95.001 - 100.000                                          54.59
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
600.000 - 619.999                                          0.04
620.000 - 639.999                                          2.31
640.000 - 659.999                                          4.49
660.000 - 679.999                                         12.90
680.000 - 699.999                                         13.70
700.000 - 719.999                                         18.49
720.000 - 739.999                                         16.07
740.000 - 759.999                                         13.12
760.000 - 779.999                                          8.97
780.000 - 799.999                                          7.68
800.000 - 819.999                                          2.22
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
OLTV <= 80 - NO MI                                        99.87
PMI MORTGAGE INSURANCE CO                                  0.08
TRIAD                                                      0.05
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                  6.41
OWNER OCCUPIED                                            91.60
SECOND HOME                                                1.99
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 4.89
CONDO                                                     12.73
PUD                                                       21.86
SINGLE FAMILY                                             60.53
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                               9.17
PURCHASE                                                  80.90
RATE/TERM REFI                                             9.93
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              44.99
NO DOC/NINA/NO RATIO                                       6.62
STATED INCOME                                             48.39
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                          6.08
Y                                                         93.92
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                      6.08
24.000                                                     0.13
36.000                                                     5.27
60.000                                                    46.26
84.000                                                     0.47
120.000                                                   41.79
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
Y                                                        100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         74.34
Y                                                         25.66
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     74.34
4.000                                                      0.12
6.000                                                      1.21
7.000                                                      0.16
12.000                                                     8.55
24.000                                                     2.60
36.000                                                    11.27
60.000                                                     1.75
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                   6.62
0.001 - 10.000                                             0.09
10.001 - 20.000                                            1.04
20.001 - 30.000                                           10.32
30.001 - 40.000                                           44.05
40.001 - 50.000                                           36.03
50.001 - 60.000                                            1.86
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                52.40
NON CONFORMING                                            47.60
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 MONTH LIBOR                                             12.79
1 YEAR LIBOR                                              51.74
6 MONTH LIBOR                                             35.47
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
1.501 - 2.000                                              2.63
2.001 - 2.500                                             82.62
2.501 - 3.000                                              7.05
3.001 - 3.500                                              5.98
3.501 - 4.000                                              1.62
4.001 - 4.500                                              0.09
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
1.000                                                      1.23
2.000                                                     11.21
3.000                                                      5.95
4.000                                                      0.53
5.000                                                     43.94
6.000                                                     26.82
12.000                                                    10.32
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:50                 Page 1 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================




---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                     17.14
2.000                                                     69.14
6.000                                                      3.41
12.000                                                    10.32
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
8.501 - 9.000                                              0.06
9.001 - 9.500                                              0.05
9.501 - 10.000                                             1.44
10.001 - 10.500                                           10.43
10.501 - 11.000                                           22.76
11.001 - 11.500                                           14.98
11.501 - 12.000                                           33.07
12.001 - 12.500                                            9.24
12.501 - 13.000                                            2.86
13.001 - 13.500                                            0.87
13.501 - 14.000                                            0.52
14.001 - 14.500                                            0.25
15.001 >=                                                  3.48
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
1.501 - 2.000                                              2.63
2.001 - 2.500                                             79.27
2.501 - 3.000                                              7.47
3.001 - 3.500                                              6.28
3.501 - 4.000                                              3.43
4.001 - 4.500                                              0.71
5.001 - 5.500                                              0.14
5.501 - 6.000                                              0.06
6.501 - 7.000                                              0.01
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         95.11
2                                                          2.99
3                                                          1.04
4                                                          0.86
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
1 MONTH ARM                                                4.82
1 YEAR ARM                                                 7.97
2 YEAR ARM                                                 3.92
3 YEAR ARM                                                13.14
5 YEAR ARM                                                57.58
6 MONTH ARM                                               12.02
7 YEAR ARM                                                 0.55
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         77.35
Y                                                         22.65
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
COUNTRYWIDE                                               26.52
GMAC                                                      11.53
GREENPOIN                                                 18.28
GS MORTGAGE CONDUIT                                       40.39
NATCITY                                                    3.29
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:45                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================



---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 888
Schedule Balance:$248,933,156.72
AverageSched Bal:$280,330.13
GrossWAC: 5.821
NetWAC: 5.483
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.99
Periodic CAP: 2.00
MAXRATE: 10.82
MINRATE: 2.27
MTR: 59.22
MARGIN: 2.27
OLTV: 76.33
COLTV: 85.24
FICO: 706.354
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
4.501 - 5.000                                              3.95
5.001 - 5.500                                             29.29
5.501 - 6.000                                             38.79
6.001 - 6.500                                             19.87
6.501 - 7.000                                              7.34
7.001 - 7.500                                              0.76
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
50,000.01 - 100,000.00                                     1.28
100,000.01 - 150,000.00                                    7.07
150,000.01 - 200,000.00                                   11.20
200,000.01 - 250,000.00                                   11.09
250,000.01 - 275,000.00                                    7.51
275,000.01 - 350,000.00                                   19.86
350,000.01 - 400,000.00                                   10.52
400,000.01 - 450,000.00                                    7.37
450,000.01 - 500,000.00                                    4.76
500,000.01 - 550,000.00                                    3.78
550,000.01 - 600,000.00                                    3.46
600,000.01 - 750,000.00                                    5.04
750,000.01 - 850,000.00                                    1.61
850,000.01 - 950,000.00                                    1.80
950,000.01 - 1,000,000.00                                  1.19
1,000,000.01 - 1,250,000.00                                0.48
1,500,000.01 >=                                            1.97
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
360                                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
353.000                                                    0.13
355.000                                                    0.12
357.000                                                    0.83
358.000                                                    8.96
359.000                                                   56.37
360.000                                                   33.58
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            94.09
300.000 - 359.999                                          2.44
360.000 >=                                                 3.47
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         33.58
1                                                         56.37
2                                                          8.96
3                                                          0.83
5                                                          0.12
7                                                          0.13
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        40.63
FL                                                        11.79
NV                                                         5.80
CO                                                         4.48
AZ                                                         3.47
WA                                                         2.90
GA                                                         2.58
UT                                                         1.35
MD                                                         2.64
VA                                                         2.79
Other                                                     21.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             3.46
50.001 - 60.000                                            4.64
60.001 - 70.000                                            9.60
70.001 - 75.000                                           11.68
75.001 - 80.000                                           62.42
80.001 - 85.000                                            0.98
85.001 - 90.000                                            5.27
90.001 - 95.000                                            1.95
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             2.06
50.001 - 60.000                                            3.91
60.001 - 70.000                                            9.24
70.001 - 75.000                                            6.74
75.001 - 80.000                                           21.90
80.001 - 85.000                                            2.42
85.001 - 90.000                                           14.08
90.001 - 95.000                                           11.96
95.001 - 100.000                                          27.68
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
0.000 - 19.999                                             0.20
580.000 - 599.999                                          0.26
600.000 - 619.999                                          0.47
620.000 - 639.999                                          5.88
640.000 - 659.999                                          8.95
660.000 - 679.999                                         18.63
680.000 - 699.999                                         13.53
700.000 - 719.999                                         15.07
720.000 - 739.999                                         11.28
740.000 - 759.999                                          9.37
760.000 - 779.999                                          7.57
780.000 - 799.999                                          6.89
800.000 - 819.999                                          1.92
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
CMAC                                                       1.30
GEMICO                                                     1.57
MORTGAGE GUARANTY INSURANCE CO                             0.70
OLTV <= 80 - NO MI                                        91.80
PMI MORTGAGE INSURANCE CO                                  2.24
REPUBLIC MORTGAGE INSUANCE CO                              0.86
TRIAD                                                      1.02
UGIC                                                       0.51
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                  6.13
OWNER OCCUPIED                                            88.05
SECOND HOME                                                5.82
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 2.87
CONDO                                                     13.63
CO-OP                                                      0.05
PUD                                                       22.75
SINGLE FAMILY                                             60.69
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              18.74
PURCHASE                                                  71.34
RATE/TERM REFI                                             9.93
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              93.85
NO DOC/NINA/NO RATIO                                       3.77
STATED INCOME                                              2.38
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                          5.91
Y                                                         94.09
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                      5.91
60.000                                                    94.01
120.000                                                    0.08
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         49.45
Y                                                         50.55
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         70.21
Y                                                         29.79
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     70.21
12.000                                                    15.52
36.000                                                    10.07
60.000                                                     4.20
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:45                 Page 1 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                   5.35
0.001 - 10.000                                             0.23
10.001 - 20.000                                            3.47
20.001 - 30.000                                           14.02
30.001 - 40.000                                           34.46
40.001 - 50.000                                           37.63
50.001 - 60.000                                            4.84
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                62.24
NON CONFORMING                                            37.76
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR CMT                                                 0.48
1 YEAR LIBOR                                              99.52
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
2.001 - 2.500                                             97.67
2.501 - 3.000                                              1.04
3.001 - 3.500                                              1.28
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
First Adjustment Cap                                    Percent
2.000                                                      0.24
5.000                                                     99.66
6.000                                                      0.10
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
2.000                                                    100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
9.501 - 10.000                                             3.95
10.001 - 10.500                                           29.29
10.501 - 11.000                                           38.69
11.001 - 11.500                                           19.87
11.501 - 12.000                                            7.44
12.001 - 12.500                                            0.76
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                             97.67
2.501 - 3.000                                              1.04
3.001 - 3.500                                              1.28
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         97.13
2                                                          2.41
3                                                          0.10
4                                                          0.35
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
5 YEAR ARM                                               100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         77.62
Y                                                         22.38
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
COUNTRYWIDE                                              100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:45                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================



---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 636
Schedule Balance:$171,071,385.86
AverageSched Bal:$268,980.17
GrossWAC: 6.079
NetWAC: 5.704
OTERM: 360
RTERM: 358
ATERM: 356
AGE: 2
First CAP: 4.85
Periodic CAP: 1.92
MAXRATE: 11.08
MINRATE: 2.26
MTR: 55.59
MARGIN: 2.26
OLTV: 74.28
COLTV: 79.58
FICO: 708.827
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
3.501 - 4.000                                              0.18
4.001 - 4.500                                              0.34
4.501 - 5.000                                              2.34
5.001 - 5.500                                             12.54
5.501 - 6.000                                             37.80
6.001 - 6.500                                             29.05
6.501 - 7.000                                             13.15
7.001 - 7.500                                              4.12
7.501 - 8.000                                              0.49
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.13
50,000.01 - 100,000.00                                     1.93
100,000.01 - 150,000.00                                    7.92
150,000.01 - 200,000.00                                   11.56
200,000.01 - 250,000.00                                   11.46
250,000.01 - 275,000.00                                    5.69
275,000.01 - 350,000.00                                   18.18
350,000.01 - 400,000.00                                   11.10
400,000.01 - 450,000.00                                    6.03
450,000.01 - 500,000.00                                    6.72
500,000.01 - 550,000.00                                    3.40
550,000.01 - 600,000.00                                    4.34
600,000.01 - 750,000.00                                    4.95
750,000.01 - 850,000.00                                    1.89
850,000.01 - 950,000.00                                    0.54
950,000.01 - 1,000,000.00                                  1.73
1,000,000.01 - 1,250,000.00                                0.64
1,250,000.01 - 1,500,000.00                                0.76
1,500,000.01 >=                                            1.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
340                                                        0.22
360                                                       99.78
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
335.000                                                    0.22
351.000                                                    0.24
352.000                                                    0.12
353.000                                                    0.21
354.000                                                    1.56
355.000                                                    3.15
356.000                                                    3.34
357.000                                                    3.28
358.000                                                   36.06
359.000                                                   38.95
360.000                                                   12.90
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            83.49
60.000 - 119.999                                           0.06
300.000 - 359.999                                         15.38
360.000 >=                                                 1.07
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         12.90
1                                                         38.95
2                                                         36.06
3                                                          3.28
4                                                          3.34
5                                                          3.36
6                                                          1.56
7                                                          0.21
8                                                          0.12
9                                                          0.24
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        25.73
AZ                                                         6.79
MA                                                        11.99
FL                                                         7.27
CO                                                         5.29
NJ                                                         5.65
OR                                                         2.80
NV                                                         3.36
WA                                                         2.09
NY                                                         3.61
Other                                                     25.42
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             4.82
50.001 - 60.000                                           10.10
60.001 - 70.000                                           13.87
70.001 - 75.000                                            7.73
75.001 - 80.000                                           52.75
80.001 - 85.000                                            0.64
85.001 - 90.000                                            7.73
90.001 - 95.000                                            2.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             3.97
50.001 - 60.000                                            9.13
60.001 - 70.000                                           13.06
70.001 - 75.000                                            7.74
75.001 - 80.000                                           26.87
80.001 - 85.000                                            1.11
85.001 - 90.000                                           13.68
90.001 - 95.000                                            7.51
95.001 - 100.000                                          16.93
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
0.000 - 19.999                                             0.11
600.000 - 619.999                                          0.24
620.000 - 639.999                                          2.13
640.000 - 659.999                                         10.63
660.000 - 679.999                                         17.02
680.000 - 699.999                                         17.77
700.000 - 719.999                                         16.55
720.000 - 739.999                                          8.85
740.000 - 759.999                                          9.14
760.000 - 779.999                                          8.69
780.000 - 799.999                                          6.54
800.000 - 819.999                                          2.33
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
GEMICO                                                     5.08
MORTGAGE GUARANTY INSURANCE CO                             0.08
OLTV <= 80 - NO MI                                        89.27
PMI MORTGAGE INSURANCE CO                                  4.55
RADIAN                                                     0.09
REPUBLIC MORTGAGE INSUANCE CO                              0.13
TRIAD                                                      0.28
UGIC                                                       0.52
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 17.76
OWNER OCCUPIED                                            74.16
SECOND HOME                                                8.08
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                12.42
CONDO                                                     10.98
PUD                                                       17.89
SINGLE FAMILY                                             58.56
TOWNHOUSE                                                  0.16
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              36.95
CONSTRUCTION                                               0.22
PURCHASE                                                  53.14
RATE/TERM REFI                                             9.69
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              23.33
NO DOC/NINA/NO RATIO                                      27.52
STATED INCOME                                             49.15
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                         16.51
Y                                                         83.49
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                     16.51
60.000                                                    83.49
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         68.03
Y                                                         31.97
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:50                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         98.96
Y                                                          1.04
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     98.96
24.000                                                     0.07
36.000                                                     0.62
60.000                                                     0.34
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                  27.23
0.001 - 10.000                                             0.50
10.001 - 20.000                                            2.43
20.001 - 30.000                                            8.36
30.001 - 40.000                                           22.52
40.001 - 50.000                                           34.98
50.001 - 60.000                                            3.99
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                65.78
NON CONFORMING                                            34.22
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR LIBOR                                              92.44
6 MONTH LIBOR                                              7.56
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
2.001 - 2.500                                            100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
3.000                                                      7.56
5.000                                                     92.44
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                      7.56
2.000                                                     92.44
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
8.501 - 9.000                                              0.18
9.001 - 9.500                                              0.34
9.501 - 10.000                                             2.34
10.001 - 10.500                                           12.54
10.501 - 11.000                                           37.80
11.001 - 11.500                                           29.05
11.501 - 12.000                                           13.15
12.001 - 12.500                                            4.12
12.501 - 13.000                                            0.49
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                            100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         87.58
2                                                          6.59
3                                                          3.57
4                                                          2.26
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
2 YEAR ARM                                                 7.56
5 YEAR ARM                                                92.44
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         78.59
Y                                                         21.41
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
GMAC                                                     100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:47                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 351
Schedule Balance:$112,183,997.79
AverageSched Bal:$319,612.53
GrossWAC: 5.603
NetWAC: 5.228
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 8.34
Periodic CAP: 7.98
MAXRATE: 11.85
MINRATE: 2.44
MTR: 5.81
MARGIN: 2.44
OLTV: 78.59
COLTV: 92.09
FICO: 727.665
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
4.001 - 4.500                                              0.12
4.501 - 5.000                                              8.23
5.001 - 5.500                                             38.67
5.501 - 6.000                                             39.43
6.001 - 6.500                                             13.55
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.04
50,000.01 - 100,000.00                                     1.23
100,000.01 - 150,000.00                                    6.18
150,000.01 - 200,000.00                                    8.23
200,000.01 - 250,000.00                                    7.07
250,000.01 - 275,000.00                                    3.95
275,000.01 - 350,000.00                                   11.15
350,000.01 - 400,000.00                                   10.74
400,000.01 - 450,000.00                                    9.06
450,000.01 - 500,000.00                                   14.16
500,000.01 - 550,000.00                                    4.60
550,000.01 - 600,000.00                                    5.68
600,000.01 - 750,000.00                                    8.31
750,000.01 - 850,000.00                                    0.70
850,000.01 - 950,000.00                                    3.15
950,000.01 - 1,000,000.00                                  2.67
1,250,000.01 - 1,500,000.00                                1.30
1,500,000.01 >=                                            1.77
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
360                                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
353.000                                                    0.16
356.000                                                    1.01
357.000                                                    2.30
358.000                                                   19.63
359.000                                                   61.36
360.000                                                   15.55
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            98.57
300.000 - 359.999                                          1.20
360.000 >=                                                 0.23
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         15.55
1                                                         61.36
2                                                         19.63
3                                                          2.30
4                                                          1.01
7                                                          0.16
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        55.47
OH                                                         4.56
FL                                                         4.43
IL                                                         3.34
AZ                                                         3.34
NY                                                         3.91
NV                                                         3.33
WA                                                         2.26
VA                                                         3.06
MA                                                         2.13
Other                                                     14.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             0.76
50.001 - 60.000                                            0.51
60.001 - 70.000                                            4.48
70.001 - 75.000                                            8.42
75.001 - 80.000                                           83.04
80.001 - 85.000                                            0.14
85.001 - 90.000                                            2.27
90.001 - 95.000                                            0.38
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             0.76
50.001 - 60.000                                            0.28
60.001 - 70.000                                            1.98
70.001 - 75.000                                            5.95
75.001 - 80.000                                           11.93
80.001 - 85.000                                            0.20
85.001 - 90.000                                           15.95
90.001 - 95.000                                           20.04
95.001 - 100.000                                          42.91
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
640.000 - 659.999                                          0.80
660.000 - 679.999                                          3.88
680.000 - 699.999                                         15.35
700.000 - 719.999                                         25.17
720.000 - 739.999                                         18.26
740.000 - 759.999                                         17.93
760.000 - 779.999                                         13.12
780.000 - 799.999                                          4.00
800.000 - 819.999                                          1.47
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
OLTV <= 80 - NO MI                                        97.22
PMI MORTGAGE INSURANCE CO                                  0.60
RADIAN                                                     1.90
TRIAD                                                      0.28
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 17.56
OWNER OCCUPIED                                            80.09
SECOND HOME                                                2.35
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 4.10
CONDO                                                     11.23
PUD                                                       21.82
SINGLE FAMILY                                             62.86
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              10.90
PURCHASE                                                  72.83
RATE/TERM REFI                                            16.26
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              14.88
STATED INCOME                                             85.12
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                          1.43
Y                                                         98.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                      1.43
120.000                                                   98.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         22.67
Y                                                         77.33
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         73.09
Y                                                         26.91
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     73.09
12.000                                                     1.47
24.000                                                     0.11
36.000                                                    24.44
42.000                                                     0.89
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
10.001 - 20.000                                            1.28
20.001 - 30.000                                           15.11
30.001 - 40.000                                           65.16
40.001 - 50.000                                           18.05
50.001 - 60.000                                            0.41
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                41.46
NON CONFORMING                                            58.54
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 MONTH LIBOR                                             70.04
6 MONTH LIBOR                                             29.96
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
1.501 - 2.000                                             14.85
2.001 - 2.500                                             62.01
2.501 - 3.000                                             23.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
2.000                                                     36.58
12.000                                                    63.42
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                     36.58
12.000                                                    63.42
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
10.501 - 11.000                                            3.48
11.001 - 11.500                                           12.57
11.501 - 12.000                                           82.36
12.001 - 12.500                                            1.60
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
1.501 - 2.000                                             14.85
2.001 - 2.500                                             62.01
2.501 - 3.000                                             23.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         95.90
2                                                          1.79
3                                                          1.49
4                                                          0.82
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:50                 Page 1 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
1 MONTH ARM                                               33.46
1 YEAR ARM                                                36.58
6 MONTH ARM                                               29.96
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         68.13
Y                                                         31.87
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
GREENPOIN                                                100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:48                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================



---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 930
Schedule Balance:$311,439,470.43
AverageSched Bal:$334,881.15
GrossWAC: 6.025
NetWAC: 5.752
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 5.16
Periodic CAP: 2.00
MAXRATE: 12.24
MINRATE: 2.59
MTR: 43.03
MARGIN: 2.46
OLTV: 74.28
COLTV: 84.84
FICO: 717.398
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
3.501 - 4.000                                              0.21
4.501 - 5.000                                              2.21
5.001 - 5.500                                              5.63
5.501 - 6.000                                             51.07
6.001 - 6.500                                             31.32
6.501 - 7.000                                              7.57
7.001 - 7.500                                              1.46
7.501 - 8.000                                              0.52
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.03
50,000.01 - 100,000.00                                     1.22
100,000.01 - 150,000.00                                    4.70
150,000.01 - 200,000.00                                    7.45
200,000.01 - 250,000.00                                    7.31
250,000.01 - 275,000.00                                    5.65
275,000.01 - 350,000.00                                   15.98
350,000.01 - 400,000.00                                    7.15
400,000.01 - 450,000.00                                    7.39
450,000.01 - 500,000.00                                    7.34
500,000.01 - 550,000.00                                    4.91
550,000.01 - 600,000.00                                    4.64
600,000.01 - 750,000.00                                   10.36
750,000.01 - 850,000.00                                    1.81
850,000.01 - 950,000.00                                    3.18
950,000.01 - 1,000,000.00                                  2.85
1,000,000.01 - 1,250,000.00                                1.85
1,250,000.01 - 1,500,000.00                                4.40
1,500,000.01 >=                                            1.79
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
360                                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
352.000                                                    0.03
353.000                                                    1.18
354.000                                                    3.92
355.000                                                    2.93
356.000                                                    2.43
357.000                                                    6.14
358.000                                                   15.22
359.000                                                   49.76
360.000                                                   18.38
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            89.54
300.000 - 359.999                                          8.12
360.000 >=                                                 2.34
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         18.38
1                                                         49.76
2                                                         15.22
3                                                          6.14
4                                                          2.43
5                                                          2.93
6                                                          3.92
7                                                          1.18
8                                                          0.03
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        70.77
FL                                                         5.22
AZ                                                         3.36
MN                                                         2.60
CO                                                         1.65
GA                                                         1.34
IL                                                         1.70
WA                                                         1.85
VA                                                         1.72
UT                                                         0.83
Other                                                      8.96
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             3.02
50.001 - 60.000                                            4.87
60.001 - 70.000                                           19.90
70.001 - 75.000                                           12.74
75.001 - 80.000                                           57.05
80.001 - 85.000                                            0.55
85.001 - 90.000                                            1.23
90.001 - 95.000                                            0.64
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             2.93
50.001 - 60.000                                            4.05
60.001 - 70.000                                           12.23
70.001 - 75.000                                            8.12
75.001 - 80.000                                           15.11
80.001 - 85.000                                            3.22
85.001 - 90.000                                           10.68
90.001 - 95.000                                            9.10
95.001 - 100.000                                          34.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
580.000 - 599.999                                          0.06
600.000 - 619.999                                          0.14
620.000 - 639.999                                          3.33
640.000 - 659.999                                          5.55
660.000 - 679.999                                         15.53
680.000 - 699.999                                         13.20
700.000 - 719.999                                         14.78
720.000 - 739.999                                         15.28
740.000 - 759.999                                         11.89
760.000 - 779.999                                          9.13
780.000 - 799.999                                          8.25
800.000 - 819.999                                          2.88
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
GEMICO                                                     0.21
MORTGAGE GUARANTY INSURANCE CO                             1.08
OLTV <= 80 - NO MI                                        97.58
PMI MORTGAGE INSURANCE CO                                  0.40
RADIAN                                                     0.27
REPUBLIC MORTGAGE INSUANCE CO                              0.32
UGIC                                                       0.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 14.81
OWNER OCCUPIED                                            82.51
SECOND HOME                                                2.68
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 8.07
CONDO                                                     10.88
PUD                                                       16.63
SINGLE FAMILY                                             64.43
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              29.47
PURCHASE                                                  62.37
RATE/TERM REFI                                             8.16
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              19.72
NO DOC/NINA/NO RATIO                                      18.21
STATED INCOME                                             62.07
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                         10.46
Y                                                         89.54
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                     10.46
24.000                                                     0.20
36.000                                                    10.40
60.000                                                    23.53
120.000                                                   55.40
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         38.47
Y                                                         61.53
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:48                 Page 1 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         75.93
Y                                                         24.07
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     75.93
4.000                                                      0.19
6.000                                                      2.85
7.000                                                      0.24
12.000                                                     5.01
24.000                                                     4.32
36.000                                                    10.33
60.000                                                     1.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                  18.20
0.001 - 10.000                                             0.02
10.001 - 20.000                                            2.16
20.001 - 30.000                                            8.46
30.001 - 40.000                                           41.08
40.001 - 50.000                                           28.74
50.001 - 60.000                                            1.33
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                47.64
NON CONFORMING                                            52.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR CMT                                                 0.43
1 YEAR LIBOR                                              29.12
6 MONTH LIBOR                                             70.45
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
2.001 - 2.500                                             82.45
2.501 - 3.000                                              2.16
3.001 - 3.500                                             11.27
3.501 - 4.000                                              3.76
4.001 - 4.500                                              0.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
1.000                                                      2.86
2.000                                                      6.13
3.000                                                      9.80
4.000                                                      1.17
5.000                                                     12.99
5.983                                                      0.08
6.000                                                     66.97
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                     20.91
1.500                                                      0.06
2.000                                                     73.74
6.000                                                      5.30
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
9.501 - 10.000                                             0.21
10.001 - 10.500                                            0.08
10.501 - 11.000                                           12.79
11.001 - 11.500                                            8.61
11.501 - 12.000                                           38.48
12.001 - 12.500                                           23.91
12.501 - 13.000                                            6.59
13.001 - 13.500                                            1.77
13.501 - 14.000                                            1.71
14.001 - 14.500                                            0.44
15.001 >=                                                  5.40
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                             75.19
2.501 - 3.000                                              2.90
3.001 - 3.500                                             11.96
3.501 - 4.000                                              7.73
4.001 - 4.500                                              1.30
5.001 - 5.500                                              0.21
5.501 - 6.000                                              0.61
6.001 - 6.500                                              0.09
6.501 - 7.000                                              0.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         91.93
2                                                          2.93
3                                                          2.40
4                                                          2.74
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
2 YEAR ARM                                                 6.51
3 YEAR ARM                                                28.65
5 YEAR ARM                                                53.01
6 MONTH ARM                                               11.83
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         73.23
Y                                                         26.77
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
GS MORTGAGE CONDUIT                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:48                 Page 2 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 125
Schedule Balance:$34,567,918.46
AverageSched Bal:$276,543.35
GrossWAC: 5.966
NetWAC: 5.693
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 3.99
Periodic CAP: 1.96
MAXRATE: 11.34
MINRATE: 2.78
MTR: 53.57
MARGIN: 2.78
OLTV: 78.61
COLTV: 86.03
FICO: 718.929
---------------------------------------------------------------



---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
4.501 - 5.000                                              4.09
5.001 - 5.500                                             20.17
5.501 - 6.000                                             37.53
6.001 - 6.500                                             23.96
6.501 - 7.000                                             11.68
7.001 - 7.500                                              2.56
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.14
50,000.01 - 100,000.00                                     1.89
100,000.01 - 150,000.00                                   10.69
150,000.01 - 200,000.00                                    9.87
200,000.01 - 250,000.00                                    9.09
250,000.01 - 275,000.00                                    2.27
275,000.01 - 350,000.00                                    6.76
350,000.01 - 400,000.00                                   19.65
400,000.01 - 450,000.00                                   11.25
450,000.01 - 500,000.00                                    9.54
500,000.01 - 550,000.00                                    7.45
550,000.01 - 600,000.00                                    3.35
600,000.01 - 750,000.00                                    3.88
1,250,000.01 - 1,500,000.00                                4.14
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
360                                                      100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
353.000                                                    0.47
356.000                                                    0.71
357.000                                                    1.42
358.000                                                   15.03
359.000                                                   82.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            87.23
300.000 - 359.999                                         12.77
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
1                                                         82.36
2                                                         15.03
3                                                          1.42
4                                                          0.71
7                                                          0.47
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        24.90
MD                                                        13.53
VA                                                        14.00
FL                                                         5.44
NJ                                                         5.49
DC                                                         3.82
AZ                                                         7.45
NV                                                         5.23
WA                                                         2.74
IL                                                         2.01
Other                                                     15.39
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             3.44
50.001 - 60.000                                            8.33
60.001 - 70.000                                            4.61
70.001 - 75.000                                           10.36
75.001 - 80.000                                           47.09
80.001 - 85.000                                            0.79
85.001 - 90.000                                           17.98
90.001 - 95.000                                            3.06
95.001 - 100.000                                           4.34
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             2.14
50.001 - 60.000                                            5.97
60.001 - 70.000                                            4.33
70.001 - 75.000                                            2.42
75.001 - 80.000                                           16.25
80.001 - 85.000                                            3.68
85.001 - 90.000                                           37.08
90.001 - 95.000                                            8.29
95.001 - 100.000                                          19.85
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
600.000 - 619.999                                          0.38
620.000 - 639.999                                          1.93
640.000 - 659.999                                          6.15
660.000 - 679.999                                         15.91
680.000 - 699.999                                         18.14
700.000 - 719.999                                         10.95
720.000 - 739.999                                         12.52
740.000 - 759.999                                         12.79
760.000 - 779.999                                          6.05
780.000 - 799.999                                          7.90
800.000 - 819.999                                          7.27
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                             3.82
OLTV <= 80 - NO MI                                        73.83
PMI MORTGAGE INSURANCE CO                                  8.73
RADIAN                                                     5.48
REPUBLIC MORTGAGE INSUANCE CO                              5.50
UGIC                                                       2.64
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 17.75
OWNER OCCUPIED                                            81.91
SECOND HOME                                                0.34
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                11.23
CONDO                                                      6.18
CO-OP                                                      3.08
PUD                                                       29.46
SINGLE FAMILY                                             50.05
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              25.77
PURCHASE                                                  67.83
RATE/TERM REFI                                             6.40
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT DOC                                              64.81
NO DOC/NINA/NO RATIO                                      17.37
STATED INCOME                                             17.82
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                         12.77
Y                                                         87.23
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                     12.77
36.000                                                    37.83
60.000                                                    33.00
84.000                                                    16.41
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         54.82
Y                                                         45.18
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                        100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                    100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:48                 Page 1 of 2

Goldman Sachs                      GSAA 05 09
==============================================================================


---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                  17.37
0.001 - 10.000                                             0.29
10.001 - 20.000                                            4.28
20.001 - 30.000                                           14.53
30.001 - 40.000                                           44.22
40.001 - 50.000                                           18.06
50.001 - 60.000                                            1.25
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                47.18
NON CONFORMING                                            52.82
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR LIBOR                                              99.13
6 MONTH LIBOR                                              0.87
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
2.001 - 2.500                                              7.64
2.501 - 3.000                                             92.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
2.000                                                     18.37
3.000                                                     23.08
5.000                                                     58.54
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                      4.27
2.000                                                     95.73
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
9.501 - 10.000                                             0.38
10.001 - 10.500                                           13.91
10.501 - 11.000                                           25.61
11.001 - 11.500                                           23.80
11.501 - 12.000                                           24.53
12.001 - 12.500                                            6.42
12.501 - 13.000                                            2.79
13.001 - 13.500                                            2.56
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                              7.64
2.501 - 3.000                                             92.36
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         88.77
2                                                          2.32
3                                                          2.89
4                                                          6.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
3 YEAR ARM                                                41.30
5 YEAR ARM                                                39.07
7 YEAR ARM                                                19.62
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         74.43
Y                                                         25.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------



---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
NATCITY                                                  100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                                Jun 29, 2005 12:48                 Page 2 of 2